Exhibit 20

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate—Toyota Auto Lease Trust 1998-C
Distribution Date of December 26, 2000 for the Collection Period of November 1, 2000 through November 30, 2000

Pool Data—Original Deal Parameters
Aggregate Net Investment Value (ANIV)	749,988,732.51
Discounted Principal Balance	749,988,732.51
Servicer Advance	1,324,812.20
Servicer Payahead	1,260,008.73
Number of Contracts	34,185
Weighted Average Lease Rate	6.81%
Weighted Average Remaining Term	33.8
Servicing Fee Percentage	1.00%

Pool Data—Current Month
Aggregate Net Investment Value	567,903,223.85
Discounted Principal Balance	566,626,444.82
Servicer Advances	2,214,134.18
Servicer Pay Ahead Balance	2,061,824.16
Maturity Advances Outstanding	9,070,724.91
Number of Current Contracts	32,742
Weighted Average Lease Rate	6.78%
Weighted Average Remaining Term	9.7

Reserve Fund
Initial Deposit Amount	28,124,577.47
Specified Reserve Fund Percentage	9.44%
Specified Reserve Fund Amount	70,761,436.91

	Class A Amount	Class B Amount	Total Amount

Beginning Balance	69,665,686.91	1,095,750.00	70,761,436.91
Withdrawal Amount	—	—	—
Cash Capital Contribution
Transferor Excess	360,397.40		360,397.40

Reserve Fund Balance Prior to Release	70,026,084.31	1,095,750.00	71,121,834.31
Specified Reserve Fund Balance	69,665,686.91	1,095,750.00	70,761,436.91

Release to Transferor	360,397.40	—	360,397.40
Ending Reserve Fund Balance	69,665,686.91	1,095,750.00	70,761,436.91
Prior Cumulative Withdrawal Amount	—	—	—
Cumulative Withdrawal Amount	—	—	—

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate—Toyota Auto Lease Trust 1998-C
Distribution Date of December 26, 2000 for the Collection Period of November 1, 2000 through November 30, 2000

Liquidation of Charge-offs and Repossessions

	Vehicles

Liquidated Contracts	114
Discounted Principal Balance		1,997,208.65
Net Liquidation Proceeds		(1,630,914.36)
Recoveries—Previously Liquidated Contracts		(19,282.50)

Aggregate Credit Losses for the Collection Period		347,011.79

Cumulative Credit Losses for all Periods		5,321,622.25

Repossessed in Current Period	39

Ratio of Net Credit Losses to the Average Pool Balance for Each Collection Period:	Annualized Average Charge-Off Rate
Second Preceding Collection Period	0.59%
First Preceding Collection Period	0.31%
Current Collection Period	0.72%

Condition (i) (Charge-off Rate)
Three Month Average	0.54%
Charge-off Rate Indicator ( > 1.25%)	condition not met

Delinquent Contracts

	Percent	Accounts	Percent	ANIV

31-60 Days Delinquent	1.98%	648	1.83%	10,377,254.89
61-90 Days Delinquent	0.16%	54	0.16%	883,943.80
Over 90 Days Delinquent	0.04%	13	0.03%	188,385.16

Total Delinquencies		715		11,449,583.85

Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding Number of Receivables as of Each Collection Period (Includes Repossessions):
Second Preceding Collection Period	0.20%
First Preceding Collection Period	0.21%
Current Collection Period	0.20%

Condition (ii) (Delinquency Percentage)
Three Month Average	0.20%
Delinquency Percentage Indicator ( > 1.25%)	condition not met

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate—Toyota Auto Lease Trust 1998-C
Distribution Date of December 26, 2000 for the Collection Period of November 1, 2000 through November 30, 2000

Residual Value (Gain) Loss

	Vehicles

Matured Lease Vehicle Inventory Sold	45	809,317.32
Net Liquidation Proceeds		(717,412.08)

Net Residual Value (Gain) Loss		91,905.24

Cumulative Residual Value (Gain) Loss all periods		1,741,732.16

Matured Vehicles Sold for each Collection Period

	Number Sold	Scheduled Maturities	Sale Ratio	Average Net Liquidation Proceeds	Average Residual Value

Second Preceding Collection Period	332	465	71.40%	15,137.33	17,262.67
First Preceding Collection Period	174	5	100.00%	15,310.22	17,559.79
Current Collection Period	45	8	100.00%	15,942.49	18,317.93
Three Month Average				15,257.68	17,442.68

Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value					87.47%

Condition (iii) (Residual Value Test)

	Current Period Amount/Ratio	Test Met?

a) Number of Vehicles Sold > 25% of Scheduled Maturities	100.00%	YES
b) Number of Scheduled Maturities > 500	8	NO
c) 3 Month Average Matured Leased Vehicle Proceeds <75% of Avg. Residual Values	87.47%	NO
Residual Value Indicator (condition met if tests a, b and c = YES)		condition not met

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate—Toyota Auto Lease Trust 1998-C
Distribution Date of December 26, 2000 for the Collection Period of November 1, 2000 through November 30, 2000

		Certificate Balance		Class A1

	Total	Percent	Balance	Balance

Interest:		98.00%
Interest Collections	4,156,756.88
Net Investment Income	759,576.69
Non-recoverable Advances	(65,374.47)

Available Interest	4,850,959.10		4,759,594.88	1,223,895.83
Class A1, A2, A3 Notional Interest Accrual Amount	(3,075,508.25)		(3,075,508.25)	(829,237.50)
Unreimbursed A1, A2, A3 Interest Shortfall	—		—	—
Interest Accrual for Adjusted Class B Certificate Bal.	(282,419.42)		(282,419.42)
Class B Interest Carryover Shortfall	—		—
Servicer's Fee	(484,725.72)		(473,901.36)
Capped Expenses	(20,395.10)		(19,939.66)
Interest Accrual on Class B. Cert. Prin. Loss Amt.	—		—
Uncapped Expenses	—		—

Total Unallocated Interest	987,910.61		907,826.19
Excess Interest to Transferor	—		(907,826.19)

Net Interest Collections Available	987,910.61		0.00

Losses Allocable to Investors' Certificates:	(429,115.62)
Accelerated Principal Distribution:	(118,313.17)
Deposit to Reserve Fund:	360,397.40
Withdrawal from Reserve Fund:	—
Reimbursement/Deposit from Transferor Prin:	—
Net withdrawal from the Reserve Fund:	—
Principal:
Current Loss Amount	(438,917.03)		(429,115.62)	(429,115.62)
Loss Reimbursement from Transferor	429,115.62		429,115.62	429,115.62
Loss Reimbursement from Reserve Fund	—		—	—

Total	(9,801.41)		—	—
Class A Certificate Principal Loss Amounts
Beginning Balance	—
Current increase (decrease)	—

Ending Balance	—
Class A Interest Subordinated
Beginning Balance	—
Current increase (decrease)	—

Ending Balance	—
Class B Certificate Principal Loss Amounts
Beginning Balance	—
Current increase (decrease)	—

Ending Balance	—
Class B Interest Subordinated:
Beginning Balance	—
Current increase (decrease)	—

Ending Balance	—
Principal Distributions/Allocations:
Distribution—Current Period	189,265,241.52		189,000,000.00	189,000,000.00
Allocations—Current Period	22,563,318.53		22,563,318.53	22,563,318.53
Allocations—Accelerated Principal Distribution	118,313.17		118,313.17	118,313.17
Allocations—Not Disbursed Beginning of Period	166,318,368.30		166,318,368.30	166,318,368.30
Allocations—Not Disbursed End of Period	(0.00)		(0.00)	(0.00)
Interest Distributions/Allocations:
Distribution—Current Period	10,514,264.83		10,073,783.01	2,487,712.50
Allocations—Current Period	3,357,927.67		3,357,927.67	829,237.50
Allocations—Not Disbursed Beginning of Period	6,715,855.34		6,715,855.34	1,658,475.00
Allocations—Not Disbursed End of Period	—		—	—
Due To Trust—Current Period:			—
Total Deposit to/ (Withdrawal from) Reserve Fund	—
Due To Trust	199,779,506.35		199,073,783.01	191,487,712.50

Total Due To Trust	199,779,506.35		199,073,783.01	191,487,712.50

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate—Toyota Auto Lease Trust 1998-C
Distribution Date of December 26, 2000 for the Collection Period of November 1, 2000 through November 30, 2000

				Transferor Interest
	Class A2	Class A3	Class B
	Balance	Balance	Balance	Interest	Principal

Interest:				2.00%
Interest Collections
Net Investment Income
Non-recoverable Advances
Available Interest	2,748,908.88	471,426.54	315,363.63	91,364.22
Class A1, A2, A3 Notional Interest Accrual Amount	(1,914,848.75)	(331,422.00)
Unreimbursed A1, A2, A3 Interest Shortfall	—	—
Interest Accrual for Adjusted Class B Certificate Bal.			(282,419.42)
Class B Interest Carryover Shortfall			—
Servicer's Fee				(10,824.36)
Capped Expenses				(455.44)
Interest Accrual on Class B. Cert. Prin. Loss Amt.			—
Uncapped Expenses				—
Total Unallocated Interest				80,084.42
Excess Interest to Transferor				907,826.19
Net Interest Collections Available				987,910.61
Losses Allocable to Investors' Certificates:				(429,115.62)
Accelerated Principal Distribution:				(118,313.17)
Deposit to Reserve Fund:				440,481.82
Withdrawal from Reserve Fund:
Reimbursement/Deposit from Transferor Prin:
Net withdrawal from the Reserve Fund:
Principal:
Current Loss Amount	—	—	—		(9,801.41)
Loss Reimbursement from Transferor	—	—	—	(429,115.62)
Loss Reimbursement from Reserve Fund	—	—	—

Total	—	—	—		(9,801.41)
Class A Certificate Principal Loss Amounts
Beginning Balance
Current increase (decrease)
Ending Balance
Class A Interest Subordinated
Beginning Balance
Current increase (decrease)
Ending Balance
Class B Certificate Principal Loss Amounts
Beginning Balance
Current increase (decrease)
Ending Balance
Class B Interest Subordinated:
Beginning Balance
Current increase (decrease)
Ending Balance
Principal Distributions/Allocations:
Distribution—Current Period	—	—	—		265,241.52
Allocations—Current Period	—	—	—
Allocations—-Accelerated Principal Distribution	—	—	—
Allocations—Not Disbursed Beginning of Period	—	—	—
Allocations—Not Disbursed End of Period	—	—	—
Interest Distributions/Allocations:
Distribution—Current Period	5,744,546.25	994,266.00	847,258.26	440,481.82
Allocations—Current Period	1,914,848.75	331,422.00	282,419.42
Allocations—-Not Disbursed Beginning of Period	3,829,697.50	662,844.00	564,838.84
Allocations—Not Disbursed End of Period	—	—	—
Due To Trust—Current Period:
Total Deposit to/ (Withdrawal from) Reserve Fund
Due To Trust	5,744,546.25	994,266.00	847,258.26	440,481.82	265,241.52

Total Due To Trust	5,744,546.25	994,266.00	847,258.26	440,481.82	265,241.52

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate—Toyota Auto Lease Trust 1998-C
Distribution Date of December 26, 2000 for the Collection Period of November 1, 2000 through November 30, 2000

		Certificate Balance		Class A1

	Total	Percent	Balance	Percent	Balance

Original Deal Parameter
Aggregate Net Investment Value (ANIV)	749,988,732.51
Discounted Principal Balance	749,988,732.51
Initial Notional/Certificate Balance	—	100.00%	735,000,000.00	25.71%	189,000,000.00
Percent of ANIV			98.00%		25.20%
Certificate Factor			1.0000000		1.0000000
Notional/Certificate Rate					5.2650%
Target Maturity Date					December 25, 2000
Servicer Advance	1,324,812.20
Servicer Payahead	1,260,008.73
Number of Contracts	34,185
Weighted Average Lease Rate	6.81%
Weighted Average Remaining Term	33.8
Servicing Fee Percentage	1.00%

Pool Data Prior Month
Aggregate Net Investment Value	581,670,860.40
Maturity Advances Outstanding	—
ANIV Net of Maturity Advance **	581,670,860.40
Discounted Principal Balance	580,510,805.72
Notional/Certificate Balance			735,000,000.00		189,000,000.00
Adjusted Notional/Certificate Balance			568,681,631.70		22,681,631.70
Percent of ANIV			97.77%		3.90%
Certificate Factor			1.0000000		1.0000000
Servicer Advances	2,103,172.57
Servicer Pay Ahead Balance	2,289,326.88
Number of Current Contracts	33,127
Weighted Average Lease Rate	6.78%
Weighted Average Remaining Term	10.6

Pool Data Current Month
Aggregate Net Investment Value	567,903,223.85
Maturity Advances Outstanding	9,070,724.91
ANIV Net of Maturity Advance **	558,832,498.94
Discounted Principal Balance	566,626,444.82
Notional/Certificate Balance			546,000,000.00		(0.00)
Adjusted Notional/Certificate Balance			546,000,000.00		(0.00)
Percent of ANIV			97.70%		0.00%
Certificate Factor			1.0000000		(0.0000000)
Servicer Advances	2,214,134.18
Servicer Pay Ahead Balance	2,061,824.16
Number of Current Contracts	32,742
Weighted Average Lease Rate	6.78%
Weighted Average Remaining Term	9.7
Prior Certificate Interest Payment Date	September 25, 2000
Next Certificate Interest Payment Date	December 26, 2000

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate—Toyota Auto Lease Trust 1998-C
Distribution Date of December 26, 2000 for the Collection Period of November 1, 2000 through November 30, 2000

	Class A2		Class A3		Class B		Transferor Interest

	Percent	Balance	Percent	Balance	Percent	Balance	Balance

Original Deal Parameter
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance	57.76%	424,500,000.00	9.90%	72,800,000.00	6.63%	48,700,000.00	14,988,732.51
Percent of ANIV		56.60%		9.71%		6.49%	2.00%
Certificate Factor		1.0000000		1.0000000		1.0000000
Notional/Certificate Rate		5.4130%		5.4630%		6.9590%
Target Maturity Date		December 25, 2001		March 25, 2002		December 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage
Pool Data Prior Month
Aggregate Net Investment Value
Maturity Advances Outstanding
ANIV Net of Maturity Advance **
Discounted Principal Balance
Notional/Certificate Balance		424,500,000.00		72,800,000.00		48,700,000.00	12,989,228.70
Adjusted Notional/Certificate Balance		424,500,000.00		72,800,000.00		48,700,000.00	12,989,228.70
Percent of ANIV		72.98%		12.52%		8.37%	2.23%
Certificate Factor		1.0000000		1.0000000		1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Pool Data Current Month
Aggregate Net Investment Value
Maturity Advances Outstanding
ANIV Net of Maturity Advance **
Discounted Principal Balance
Notional/Certificate Balance		424,500,000.00		72,800,000.00		48,700,000.00	12,832,498.94
Adjusted Notional/Certificate Balance		424,500,000.00		72,800,000.00		48,700,000.00	12,832,498.94
Percent of ANIV		75.96%		13.03%		8.71%	2.30%
Certificate Factor		1.0000000		1.0000000		1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date

______________

**	Strictly for purposes of calculating Transferors Interest.

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate—Toyota Auto Lease Trust 1998-C
Distribution Date of December 26, 2000 for the Collection Period of November 1, 2000 through November 30, 2000

Current Month Collection Activity

	Vehicles

Principal Collections		6,965,796.45
Prepayments in Full	222	3,937,739.82
Reallocation Payment	4	57,574.31
Interest Collections		4,156,756.88
Net Liquidation Proceeds and Recoveries		1,650,196.86
Net Liquidation Proceeds—Vehicle Sales		717,412.08
Non-Recoverable Advances		(65,374.47)

Total Available		17,420,101.93

	Amount	Annual Amount

Capped and Uncapped Expenses:
Total Capped Expenses Paid	20,395.10	224,346.10
Total Uncapped Expenses Paid	—	—
Capped and Uncapped Expenses Due	—	—
Servicer's Fee Due:
Servicer's Fee Shortfall Carryforward	—
Servicer's Fee Due Current Period	484,725.72
Servicer's Fee Paid	484,725.72
Servicer's Fee Balance Due	—
Supplemental Servicer's Fees	59,252.86

Revolving Period

	Vehicles	Amount

Beginning Unreinvested Principal Collections		—
Principal Collections & Liquidated Contracts		—
Allocation to Subsequent Contracts	0	—

Ending Unreinvested Principal Collections		—

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate—Toyota Auto Lease Trust 1998-C
Distribution Date of December 26, 2000 for the Collection Period of November 1, 2000 through November 30, 2000

		Class A1 Balance	Class A2 Balance	Class A3 Balance	Class B Balance	Total Class Balance

Interest Rate
Three Month LIBOR +		0.23%	0.27%	0.32%	2.00%
Principal Payments
Principal Payment due to Investors
Ending Certificate Balance		189,000,000.00	424,500,000.00	72,800,000.00	48,700,000.00	735,000,000.00
Interest Payments
Class Interest Rate for Current Interest Period		6.89000%	6.93000%	6.98000%	8.66000%
Interest Calculation for Current Interest Period		3,327,870.00	7,517,895.00	1,298,590.22	1,077,785.11	13,222,140.33
At Certificate Payment Date:
Paid to Swap Counterparty	—	2,515,353.75	5,744,546.25	994,266.00	847,258.26	10,101,424.26
Due to Swap Counterparty	—	2,515,353.75	5,744,546.25	994,266.00	847,258.26	10,101,424.26
Proration %	0.00%
Interest Due to Investors		3,327,870.00	7,517,895.00	1,298,590.22	1,077,785.11	13,222,140.33
Interest Payment to Investors		3,327,870.00	7,517,895.00	1,298,590.22	1,077,785.11	13,222,140.33
Net Settlement due to / (receive by) Swap Counterparty		812,516.25	1,773,348.75	304,324.22	230,526.85	3,120,716.07
Total Payment to Investors (Principal and Interest)		3,327,870.00	7,517,895.00	1,298,590.22	1,077,785.11	13,222,140.33
Swap Shortfall
Prior Swap Interest Shortfall Carryover		—	—	—	—	—
Swap Interest Shortfall Inc/(Dec) This Period		—	—	—	—	—
Swap Swap Interest Shortfall Carryover		—	—	—	—	—
Interest Reset
Interest Rate		TBD	TBD	TBD	TBD
Number of Days		TBD	TBD	TBD	TBD
Interest for Succeeding Certificate Payment Date

I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ ROBERT WOODIE

Robert Woodie, National Treasury Manager